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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 28, 1998

              Prudential Securities Secured Financing Corporation
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            (Exact name of registrant as specified in its charter)



          Delaware                     333-61939                13-3526694
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

        One New York Plaza                                          10292
       New York, New York                                   -------------------
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code (212) 778-1000
                                                          ---------------------

                                   No Change
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         (Former name or former address, if changed since last report)

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         Item 5.         Other Events
                         ------------

                  In connection with the offering of ABFS Mortgage Loan Trust 1998-3, Mortgage Pass-Through Certificates, Series 1998-3 described in a Prospectus Supplement dated September 14, 1998, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                         ------------------------------------------------------

         (a)      Not applicable


         (b)      Not applicable


         (c)      Exhibit 99.1. Related Computational Materials (as defined in
                  Item 5 above).



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                                  SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    PRUDENTIAL SECURITIES SECURED FINANCING
                                    CORPORATION
                                        as Depositor and on behalf of ABFS
                                        Mortgage Loan  Trust 1998-3
                                    Registrant


                                                By:   /s/ Evan Mitnick
                                                      -------------------------
                                                      Name:     Evan Mitnick
                                                      Title:    Vice President




Dated:  September 28, 1998



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                                 EXHIBIT INDEX
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Exhibit No.               Description
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99.1                      Related Computational Materials (as defined
                          in Item 5 above).